Exhibit 99.1

Barclays High

Yield Bond &

Syndicated Loan

Conference

May 21, 2013

Ryan Osterholm

Treasurer and VP, Finance

& Investor Relations

Forward-Looking Statements TM

Some of the information included in this presentation constitutes “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke Energy,

Inc. (“SunCoke”) or SunCoke Energy Partners, L.P. (“Partnership”), in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available.

Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,”

“potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions.

Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of

SunCoke and the Partnership, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SunCoke and the Partnership has included in its filings with the Securities and Exchange Commission (including, in the case of the Partnership, its Form S-1) cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors,

see the Securities and Exchange Commission filings of SunCoke and the Partnership. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. Neither SunCoke nor the Partnership has any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation,

except as required by applicable law.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.

Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation.

Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.

3

ABOUT SUNCOKE

About SunCoke

Largest independent producer of coke in the Americas

- Coke is an essential ingredient in the blast furnace production of steel

Cokemaking business generates ~89% of Adjusted EBITDA[(1)]

- 5.9 million tons of capacity in six facilities
- 2012 U.S. coke production = 4.3M tons
- General Partner and 58% owner of SunCoke Energy Partners LP (SXCP)

Coal mining operations represents ~11% of Adjusted EBITDA[(1)]

- High quality mid-vol. metallurgical coal reserves in Virginia and West Virginia
- ~1.5 million tons mined in 2012

SunCoke Business Segments

(excludes corporate costs)



Int'l Coke 4.0%
Coal Mining 11.3%
Domestic Coke 84.6%

12 months ended December 31, 2012

Revenue: $1.9 billion

Adjusted EBITDA[(1)]: $265.7 million

(includes corporate costs of $29.0 million)

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.

Barclays HYBSL - May 2013 5

The Leading Independent Cokemaker TM

More than doubled capacity SunCoke

Cokemaking Capacity

since 2006 with four new (In thousands of tons)

plants

Only company to design, build and

operate new greenfield developments

in U.S. in approximately 20 years

Supply about 22% of U.S. and Canada

coke needs(1)

Secure, long-term take-or-pay

contracts with leading

steelmakers

Customers include ArcelorMittal, U.S.

Steel and AK Steel

(1) Source: Company estimates

Barclays HYBSL—May 2013 6

SunCoke Operations TM

Our cokemaking operations are strategically located in

proximity to our customers’ integrated steelmaking facilities

Indiana

Harbor Middletown*

Haverhill 1* Haverhill 2*

Vitoria, Brazil

Jewell Coke Coal Mining

114M tons

of reserves

Granite City

Odisha, India

*65% owned by SXCP

Barclays HYBSL—May 2013 7

Domestic Cokemaking Business Model TM

We deliver coke to customers through a competitive turnkey

solution which produces a consistent stream of earnings

What SunCoke Offers Typical Key

Coke Contract Provisions

Capital Funding and Ownership Take-Or-Pay

SunCoke Fixed Fee

Permits and Approvals Customer

Energy (Profit and Return on Capital)

Engineering, Procurement Coal Cost Component

& Construction (Pass-Through)

Plant Production and Operating Cost Component

Environmental Compliance (Pass-Through)

Reliable, High-Quality Taxes, Transportation & Future

Coke Supply Environmental Costs

(Pass-Through)

Barclays HYBSL—May 2013 8

SunCoke’s Cokemaking Technology TM

Our industry-leading cokemaking technology meets U.S. EPA Maximum Achievable Control

Technology (MACT) standards and makes larger, stronger coke

Industry-leading

environmental signature

Leverage negative

pressure to

substantially reduce

emissions

Convert waste heat

into steam and

electrical power

Generate about 9 MW

of electric power per

110,000 tons of

annual coke

production

Barclays HYBSL—May 2013 9

SXC/SXCP Organizational Structure

SunCoke Energy™

2% GP interest
56% LP interest
100% IDR

SXCP™ SXCPartners

Domestic Coke Business

- 3 U.S. coking facilities with ~2.6M tons of capacity
- 35% interest in 2 cokemaking facilities with ~0.6M tons[1] of capacity

International

- Brazil: 1.7M tons of capacity
- India: VISA SunCoke JV (49% interest) with 400K tons of capacity

Coal Business

- ~113M ton coal reserves of primarily mid-vol coal
- 2013E production of 1.4M tons

SXCP Coke Business

- 65% interest in 2 cokemaking facilities with ~1.1M tons[1] of capacity
- Represents ~25% of consolidated domestic cokemaking capacity at SXC

(1) Net to SXC and SXCP's ownership interest in Haverhill and Middletown, respectively.

Barclays HYBSL - May 2013

10

Strategic Roles of SXC and SXCP TM

Develop new coke projects Grow U.S. & Canada

cokemaking business

Grow international

business Steel facing MLP with

advantaged cost of capital

Optimize coal

GP & limited partner

investor in SXCP

Barclays HYBSL—May 2013 11

OUR MARKET OPPORTUNITY

U.S. and Canada Opportunity TM

SunCoke’s coke is competitive on price, quality and reliability,

providing us the opportunity to displace imported coke

Representative Delivered Coke Prices—$/ton U.S. and Canada Coke Imports

Source: World Price (DTC), Coke Market Report, CRU and company estimates Source: CRU and Resource Net

Barclays HYBSL—May 2013 13

U.S. and Canada Opportunity TM

Replace aging coke batteries operated by integrated steel producers

Aging Cokemaking Facilities U.S. & Canada Coke Supply

Total 2012 Apparent Coke Demand: ~19 million tons

Average Age % of U.S. & Canada

coke production

38

SunCoke

22%

29%

27%

DTE Integrated

6% Steel

Producers

10 Other 58%

Merchant

& Foundry Imports 8%

6%

SunCoke U.S. & 30-40 years 40+ years

Canada

(excl SXC)

56% of coke capacity is at facilities >30 years old

Source: CRU—The Annual Outlook for Metallurgical Coke 2012, company Source: CRU—The Annual Outlook for Metallurgical Coke 2013, company estimates estimates

Barclays HYBSL—May 2013 14

Coke Industry Fundamentals TM

We estimate nearly 4 million tons of capacity will be retired/replaced in coming years and another 4 million tons is potentially acquisition worthy

SXC Market Analysis

Evaluation of all existing batteries in U.S. & Canada

— Customer quality

— Blast furnace competitiveness

— Battery condition

Facilities with Potential Facilities with Potential

for Replacement for Acquisition

19 batteries 6 batteries

4.0 million tons 4.1 million tons

SXC permitting new 660K In active discussions with

tpy facility in Kentucky owners of target assets

Source: CRU, Metallurgical Coke Market Outlook 2012; Company analysis

Barclays HYBSL—May 2013 15

The India Growth Opportunity TM

India offers attractive coke market fundamentals

driven by growing steel demand

Per Capita Steel Demand (kg/yr)

Growing Steel

Market India Brazil China

2011 57 123 460

India Metallurgical Coke Demand

Coke Supply Deficit 70

India

60

Steel/Coke Tons

Market 50

Metric 40

of 30 62

Millions 20

10 28

Electric Power Deficit

0

2012E 2020E

Sources: CRU, Metallurgical Coke Outlook 2012, World Steel Association, Company estimates

Barclays HYBSL—May 2013

The India Growth Opportunity TM

India is a merchant coke market that is coke and

power short

EBITDA per ton is expected to be equal to or

better than the U.S. over time

Construction capital cost per ton estimated to be

one-half less than in U.S.

Expect VISA SunCoke will achieve attractive returns

and serve as platform for growth

Barclays HYBSL—May 2013 17

1Q 2013 FINANCIAL PERFORMANCE

Q1 2013 Highlights TM

Completed SXCP IPO Formed India Joint Venture

Strong Liquidity Solid Cokemaking Reduced Coal

Position Operations Production Costs

Adjusted EBITDA per ton Coal Cash Production

>$550M Cost per ton

$ 58

Combined liquidity $150

$ 51

$127

>$300M

Combined cash as of Q1

2013 Q1—2012 Q1—2013 Q1—2012 Q1—2013

Barclays HYBSL—May 2013 19

SXC: Q1 2013 Earnings Overview

Adjusted EBITDA(1)

(in millions) Adjusted EBITDA results reflect:

$55.5 Weak coal price environment, partly

$52.3 offset by reduced cash production costs

Improved cokemaking results, led by our

Middletown operation

Q1 2012 Q1 2013

Earnings Per Share (diluted) EPS impacted by:

Accelerated depreciation at Indiana

$0.24 Harbor ($0.06 EPS)

Debt issuance costs and unfavorable tax

items ($0.10 EPS)

$0.03 Income attributable to SXCP public

Q1 2012 Q1 2013 holders ($0.07 EPS) in Q1 2013

(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.

Barclays HYBSL—May 2013

SXC: Domestic Coke Business Summary

Overall cokemaking business performed well, delivering

Adjusted EBITDA per ton of $58 in first quarter

Domestic Coke Production Domestic Coke Adjusted EBITDA(1) Per Ton

(Tons in thousands)

appendix.

(2) Includes a $2.8 million charge related to coke inventory reduction and a $1.5 million lower cost or market adjustment on pad coal inventory at Indiana Harbor and $4.0 million of non-

recurring startup costs at Middletown.

(3) Includes $4.2 million favorable adjustment at Indiana Harbor due to finalization of 2011

Barclays HYBSL—May 2013

billing review. 21

SXC: Coal Mining Financial Summary

Coal Mining Adjusted EBITDA(1) and Avg. Sales Q1 2013 Adjusted EBITDA down

Price/Ton(2)

($ in millions, except per ton amounts) $12 million from Q1 2012

Driven by $50 decline in average sales price

Sales volume flat

Delivered significant improvement in

per ton cash production costs

Jewell underground costs down sequentially

and yr/yr

– $129 in Q1 2013; $149(3) in Q4 2012;

$159 in Q1 2012

Coal action plan progress

Rationalized mining plans, idled mines and

reduced headcount

Upgraded equipment and training programs

Coal Sales, Production and Purchases Installed new cyclone system at prep plant

Q1 ‘12 Q2 ‘12 Q3 ‘12 Q4 ‘12 Q1 ‘13

Coal Sales 373 365 392 371 373 Expect Coal Mining segment to

Coal Production 375 401 349 351 349

Purchased Coal 19 4 10 9 18 deliver FY 2013 Adjusted EBITDA of

Reject Rate (%) 68 66 67 66 66

(1) For a definition and a reconciliation of Adjusted EBITDA, please see the appendix. $0 – ($15) million; consistent with

(2) Avg. Sales Price is weighted avg. price for all sales, including to affiliates and Jewell Coke.

(3) Excludes Black Lung liability charge of $0.8 million and accrued potential fines and guidance penalties of $1.5 million.

Barclays HYBSL—May 2013 22

SXCP Q1 2013 Highlights

Sustained solid results at Middletown and Haverhill

provide a strong platform for future growth

Coke Production and Sales (in ‘000s of tons) Adjusted EBITDA(1) ($ in millions)

448 $ 41.5

442

$11.4

428 424

$29.4 $30.1

Q1 ‘12 Q1 ‘13

(1)

Coke Production Coke Sales Adj. EBITDA Attributable to NCI/SXC

Q1 ‘12 Q1 ‘13 (1)

Adj. EBITDA Attributable to Predecessor/SXCP

Net Income ($ in millions) Distributable Cash Flow(1) ($ in millions)

$23.9 $22.0

$15.3 $13.2 1.66x

$12.4 $12.4

Q1 ‘12 Proforma Minimum Q1 ‘ 12

Net Income Net Income Distributable Quarterly Coverage

Attributable to SXCP Cash Flow Cash Distributions Ratio

Q1 ‘12 Q1 ‘13

(1) For a definition and reconciliation of Adjusted EBITDA and proforma distributable cash flow, please see appendix

Barclays HYBSL—May 2013

FINANCIAL STRENGTH AND OUTLOOK

SXC Liquidity Position

Ended quarter with strong cash position and virtually undrawn revolver even after making ~$68 million VISA SunCoke JV investment

($ in millions)

($225.0) Attributable

to SXCP

$382.0 ($3.7) $307.1

($17.5)

$6.4 $23.9 $106.2

($30.5)

Includes ($67.7)

$16.2M for

$239.2 Indiana

Harbor $200.9

SXCP IPO transaction

Q4 2012 Q1 2013 Depreciation, Working Capital VISA SXCP Equity & SXC Debt Other Cash Used Q1 2013

Cash Net Income Depletion & Capital, Deferred Expenditures SunCoke JV Debt Paydown In Financing Cash

Balance Amortization Taxes & Other Offerings Activities Balance

(net of fees) 1

(1) Excludes $6.5 million in offering expenses paid in 2012 and includes $0.7 million of fees related to the amendment of SXC credit facility

Barclays HYBSL—May 2013

Liquidity & Debt

Both SXC and SXCP are well-capitalized to facilitate growth

($ in millions)	SXC	SXCP
Cash Position at 03/31/13[(1)]	$201	$106
Revolver Capacity	$150	$100
Total Liquidity	$351	$206
Total Debt [(2)]	$499	$150
Total Debt [(1)]/2013E Adjusted EBITDA[(4)]	2.8x	1.7x
Net Debt [(3)]	$298	$107
Net Debt [(1)]/2013E Adjusted EBITDA[(4)]	1.7x	1.0x

- **SXC**
  - $400M 7.625% Senior Notes due 2019, rated B1/B+
  - $330M Term Loan B ($100M outstanding)
- **SXCP**
  - $150M 7.375% Senior Notes due 2020, rated B1/BB-

(1) For SXC, reflects cash position of $307 million net of the $106 million in cash attributable to SXCP. For SXCP, cash position at 3/31/13 includes $63 million of cash allocated and committed at the time of the IPO for environmental capital expenditures

(2) For SXC, reflects total debt position of $649 million net of total debt attributable to SXCP of $150 million

(3) For SXC, reflects total debt attributable to SXC less cash attributable to SXC. For SXCP, reflects total SXCP debt less SXCP's uncommitted cash position of $43 million ($106 million less $63 million committed for environmental expenditures)

(4) Based on the mid-point of 2013 Adjusted EBITDA guidance attributable to SXC of $165-$190 million ($177.5M mid-point) and attributable to SXCP of $88.3-$93 million ($91 million mid-point). Please see appendix for definition and reconciliation of Adjusted EBITDA

Barclays HYBSL - May 2013

26

SXC: 2013 Guidance Summary

Metric 2013 Guidance

Adjusted EBITDA (1)

Consolidated $205 – $230 million

Attributable to SXC Shareholders $165 – $190 million

EPS Attributable to SXC Shareholders $0.30 – $0.55

(diluted)

Cash Flow from Operations ~$140 million(2)

Capital Expenditures and Investments(3) ~$200 million

Effective Tax Rate 14%—20%

Cash Tax Rate 12%—20%

Domestic Coke Production 4.3+ million tons

Coal Production ~ 1.4 million tons

(1) For a reconciliation of 2013E Adjusted EBITDA, please see reconciliation on slide 42

(2) Includes ~$38 million of sales discounts payable to customers of which ~$12million is pre-funded at SXCP with IPO proceeds

(3) See page 35 of the appendix for details

Barclays HYBSL—May 2013 27

2013 Priorities

SXCP

Operational Excellence

- **Sustain momentum at coke facilities**
- **Execute Indiana Harbor Plan**
  - Execute refurbishment
  - Resolve NOV
  - Renew coke contract with return on refurbishment capital
- **Implement environmental project at Haverhill and Granite City**
- **Execute coal mining action plan to decrease cash cost**
- **Maintain top quartile safety performance**

Grow The Coke Business

- **Domestic**
  - Obtain permit for next potential U.S. facility
  - Identify and pursue strategic acquisition opportunities in the U.S. and Canada
  - Evaluate adjacent business lines to extend growth opportunities
- **International**
  - Closed VISA SunCoke joint venture transaction
  - Identify potential follow-on opportunities in India

Strategically Optimize Assets

- **SXCP**
  - Achieve smooth launch, governance and operation of SXCP
- **Coal**
  - Reposition mining operations for near-term weakness and long-term strategic flexibility
- **Efficient Capital Allocation**
  - Put SXC and SXCP balance sheets to work

Barclays HYBSL - May 2013

28

QUESTIONS?

Investor Relations:

630-824-1987

www.suncoke.com

APPENDIX

Indiana Harbor Refurbishment TM

Investing up to $85M in 2012-14 to refurbish

Indiana Harbor

Degraded oven conditions and equipment reliability

challenged coke production capabilities

Anticipate improvements will reduce operating costs

Approximately 25% of work is complete; seeing

early positive results

Ovens that need most work being addressed first—on Before

track to complete by the end of year

Refurbished ovens see increase in coal charge weights

of up to 10%

Anticipate finalizing MT contract renewal this

summer

Ongoing constructive dialogue with ArcelorMittal

Expect renewal term of 10 years

Expect to maintain current economics and earn a

return on refurbishment capital

After

Primary Cokemaking Processes TM

Advantages of Heat Recovery Advantages of By-Product

Negative Pressure Ovens Positive Pressure Ovens

Minimal fugitive emissions No air leaks into oven results in higher coal-to-coke

MACT standard for new batteries (1) yields

Cogeneration potential (steam or electricity) By-product use and value

More fungible by-product (power) Makes coke oven gas for steelmaking

No wall pressure limitations on coal blend No volatile matter limitations on coal blend

Higher turndown flexibility Smaller oven footprint for new and replacement ovens

High comfort level with >100 years of operating

Higher CSR coke quality

experience

Lower capital cost and simpler operation Natural gas pricing hedge

1. Maximum Achievable Control Technology.

North America M&A Growth Strategy TM

Opportunistic

First priority for core Evaluation for future

acquisitions of

business value chain expansion

adjacent assets

Coal Handling/

Cokemaking Iron Ore Processing

Processing

FOCUS FOCUS FOCUS

Acquisition of existing Selective acquisition of met coal Investment in ferrous side of cokemaking facilities with long- related handling & processing steel value chain (concentrating,

term off take agreements assets, with long-term off take pelletizing, transport/handling)

agreements and limited

In active discussion with commodity exposure Researching qualifying income owners of targeted assets status and market opportunity

Initiated discussions with

Degree of integration in steel potential parties

operations and environmental Potential to deploy tolling/pass issues will impact complexity Current opportunities available through model and timing of transaction and less complex assets implies

potentially shorter deal cycle Potential to diversify customer

Customer concentration likely base and enhance value-add to

to remain high Potential to add value to core steel industry business and diversify

customer base

2013E Capital Expenditures and Investments

For Year Ended December 31, 2013

($ in millions) SXC SXCP Consolidated SXC includes approximately

$25m coke and $24m coal

On-Going Approx. $49 $9 $58 SXCP includes 65% of $14m

Environmental expected at Haverhill and

Approx. — $15 $15

Remediation Middletown

Expansion Approx. 60 — 60

Total CapEx Approx. $109 $24 $133 Expansion includes approx.

Investments Approx. $67 — $67 $60m for Indiana Harbor

Total CapEx & Refurbishment

Approx. $176 $24 $200

Investments

To fund investment in SXCP expenditures prefunded

India JV (Visa SunCoke) from IPO proceeds

Omnibus Agreement

Omnibus Agreement

Purpose: governs interaction between MLP and Parent and protects MLP investors from certain Parent currently bears

— Commercial / counterparty support

— Non-compete with respect to commercial markets or development / M&A

— Indemnifications for environmental, regulatory or other liabilities

— MLP preferential rights or options to acquire third-party assets or assets from Parent

Support of Commercial Agreements Environmental Indemnification

5 years from date of IPO Parent indemnifies MLP for all known environmental

Parent makes MLP economically whole for customer liabilities in excess of amount MLP retains for such default or execution of right to early termination (risk obligations at IPO

Parent currently bears 100%) Parent indemnifies MLP for all environmental liabilities

— Purchase and remarketing of coke by Parent that are discovered within 5 years, but which existed or other arrangement prior to date of IPO, subject to cap and deductible

Right of First Offer

Tenor – Period during which Parent controls MLP

MLP has preferential right to acquire third-party assets and a right of first offer on all current and future Sponsor cokemaking assets in U.S. or Canada

— MLP will not have immediate rights to develop Kentucky project as it is currently being pursued by our Parent,

but will have rights to acquire facility once complete

SXCP: 2013 Guidance Summary

SXCP™

Based on solid operating performance and outlook, we have increased our Adjusted EBITDA and cash distribution coverage expectations for 2013

($ and units in millions, except per unit data)	Prospectus 2013 Forecast	Revised 2013 Outlook High	Revised 2013 Outlook Low
Adjusted EBITDA attributable to SXCP[(1)]	**$88.3**	**$93.0**	**$88.3**
Less:			
Cash interest ($150 million senior notes @ 7.375% plus $0.5 million revolver commitment fee)	11.6	11.6	11.6
Accrual for replacement capital expenditures	3.7	3.7	3.7
Ongoing capital expenditures (65% share of Haverhill and Middletown attributable to SXCP)	9.1	9.1	9.1
Public partnership expense	2.5	2.5	2.5
Estimated Distributable Cash Flow	**$61.4**	**$66.1**	**$61.4**
Excess distributable cash flow available for distribution	8.5	13.2	8.5
Total estimated minimum annual distribution	**$52.9**	**$52.9**	**$52.9**
Minimum annual distribution per unit	**$1.65**	**$1.65**	**$1.65**
Total unit coverage ratio[(2)]	**1.16x**	**1.25x**	**1.16x**

(1) Adjusted EBITDA equals SXCP's 65% interest in Haverhill and Middletown's Adjusted EBITDA (i.e., 65% net income attributable to the controlling and noncontrolling interests plus depreciation expense, interest expense, incremental public partnership expenses, and incremental corporate expenses allocated to the MLP).

(2) Total unit coverage ratio calculated as cash available for distribution divided by total distributions at the minimum distribution rate of $52.9 million.

37

DEFINITIONS AND RECONCILIATIONS

Definitions

Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”) adjusted for sales discounts and the interest, taxes, depreciation, depletion and amortization attributable to equity earnings in our unconsolidated affiliates. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with customers of a portion of nonconventional fuel tax credits, which reduce our income tax expense. However, we believe our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit that is not included in EBITDA. Accordingly, in computing

Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also includes EBITDA attributable to our unconsolidated affiliates. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Adjusted

EBITDA does not represent and should not be considered as an alternative to net income as determined by GAAP, and calculations thereof may not be comparable to those reported by other companies. We believe Adjusted EBITDA is an important measure of operating performance and provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. Adjusted EBITDA is a measure of operating performance that is not defined by GAAP and should not be considered a substitute for net (loss) income as determined in accordance with GAAP.

Adjusted EBITDA attributable to SXC/SXCP equals Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.

Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold. When applicable to Adjusted EBITDA attributable to

SXC or SXCP, tons sold are prorated according to the respective ownership interest of SXC or SXCP as applicable.

Reconciliations

Reconciliations from Net Income to Adjusted EBITDA

$ in millions

Q1 2013 FY 2012 Q4 2012 Q3 2012 Q2 2012 Q1 2012 FY 2011 Q4 2011 Q3 2011 Q2 2011 Q1 2011

Net Income 6.4 102.5 29.0 32.9 24.0 16.6 58.9 7.5 21.6 24.1 5.7

Subtract: Depreciation, depletion

and amortization (23.9) (80.8) (23.3) (18.9) (20.2) (18.4) (58.4) (16.0) (14.7) (14.7) (13.0)

Subtract: Interest expense, net (15.8) (47.8) (11.8) (12.2) (11.8) (12.0) (1.4) (7.1) (3.3) 4.5 4.5

Subtract: Income Tax (4.8) (23.4) (3.5) (7.6) (7.0) (5.3) (7.2) 2.9 (5.1) (1.9) (3.1)

EBITDA 50.9 254.5 67.6 71.6 63.0 52.3 125.9 27.7 44.7 36.2 17.3

Add: Sales Discount 1.4 11.2 2.1 2.1 3.8 3.2 12.9 3.2 3.5 3.1 3.1

Add: Adjustment to

unconsolidated affiliate earnings

Adjusted EBITDA 52.3 265.7 69.7 73.7 66.8 55.5 138.8 30.9 48.2 39.3 20.4

Adjusted EBITDA attributable to

noncontrolling interests (8.4) (3.0) (1.5) (1.1) (0.9) 0.5 4.0 0.8 (2.7) (0.9) 6.8

Adjusted EBITDA attributable to

SXC 43.9 262.7 68.2 72.6 65.9 56.0 142.8 31.7 45.5 38.4 27.2

Reconciliations

Reconciliations of Segment Adjusted EBITDA and Adjusted EBITDA Per Ton

Domestic International Jewell

$ in millions, except per ton data Coke Coke Coal Corporate Combined

Q1 2013

Adjusted EBITDA 61.1 1.6 (4.6) (5.8) 52.3

Sales Volume (thousands of tons) 1,058 216 373

Adjusted EBITDA per Ton 57.8 7.41 (12.3)

FY 2012

Adjusted EBITDA 249.4 11.9 33.4 (29.0) 265.7

Sales Volume (thousands of tons) 4,345 1,209 1,500

Adjusted EBITDA per Ton 57.4 9.8 22.3

Q4 2012

Adjusted EBITDA 62.4 10.2 6.0 (8.9) 69.7

Sales Volume (thousands of tons) 1,077 239 370

Adjusted EBITDA per Ton 57.9 42.7 16.2

Q3 2012

Adjusted EBITDA 69.8 0.9 10.7 (7.7) 73.7

Sales Volume (thousands of tons) 1,116 310 392

Adjusted EBITDA per Ton 62.5 2.9 27.3

Q2 2012

Adjusted EBITDA 62.4 0.7 9.3 (5.6) 66.8

Sales Volume (thousands of tons) 1,074 302 365

Adjusted EBITDA per Ton 58.1 2.3 25.5

Q1 2012

Adjusted EBITDA 54.8 0.1 7.4 (6.8) 55.5

Sales Volume (thousands of tons) 1,078 358 373

Adjusted EBITDA per Ton 50.8 0.3 19.8

SXC – Expected 2013E EBITDA

Reconciliation

2013E Net Income to Adjusted EBITDA Reconciliation—SXC

2013E 2013E

(in millions) Low High

Net Income $40 $57

Depreciation, Depletion and Amortization 97 95

Total financing costs, net 55 55

Income tax expense 7 14

EBITDA $199 $221

Sales discounts 6 6

Adjustment to unconsolidated affiliate earnings(1) – 3

Adjusted EBITDA $205 $230

EBITDA attributable to noncontrolling interests(2) (40) (40)

Adjusted EBITDA attributable to SXC $165 $190

(1) Represents SXC share of India JV interest, taxes and depreciation expense

(2) Represents Adjusted EBITDA attributable to SXCP public unitholders and to DTE’s interest in Indiana Harbor

SXCP – Expected 2013E EBITDA Reconciliation

2013E Net Income to Adjusted EBITDA Reconciliation—SXCP

2013E 2013E

(in millions) Low High

Net Income $ 79.2 $ 89.9

Depreciation, Depletion and Amortization 32.0 31.0

Total financing costs, net 17.0 15.0

Income tax expense 4.7 4.7

EBITDA $ 132.9 $ 140.6

Sales discounts (0.6) (0.6)

Adjusted EBITDA $ 132.3 $ 140.0

EBITDA attributable to noncontrolling interest(1) (44.0) (47.0)

Adjusted EBITDA attributable to SXCP $ 88.3 $ 93.0

(1) Represents Adjusted EBITDA attributable to SXC’s 35% interest in Haverhill and Middletown facilities

SXCP – Adjusted EBITDA and Distributable Cash

Flow Reconciliations

($ in Millions) Q1’13

Net cash (used in) provided by operating activities $ 5.7

Depreciation (7.6)

Changes in working capital and other 25.8

Net income $ 23.9

Add:

Depreciation 7.6

Financing expense, net 6.7

Income tax expense 3.9

Sales discounts (0.6)

Adjusted EBITDA $ 41.5

Adjusted EBITDA attributable to NCI (11.4)

Adjusted EBITDA attributable to Predecessor/SXCP $ 30.1

Less:

Ongoing capex (0.7)

Replacement capex accrual (0.9)

Cash interest accrual (2.9)

Distributable cash flow $ 25.6

Minimum Quarterly Cash Distribution 13.2

Distribution Coverage Ratio 1.94x